 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2008

OmniReliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4218 West Linebaugh Ave.
Tampa, FL 33624
(Address of principal executive offices) (zip code)

(813) 885-5998
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sale of Equity Securities

On April 30, 2008, OmniReliant Holdings, Inc. (the “Company”) entered into securities purchase agreement (the “Purchase Agreement”) with Vicis Capital Master Fund (“Vicis”) pursuant to which Vicis purchased 7,000,000 shares of our series D convertible preferred stock (“Series D Preferred Stock”), respectively for an aggregate purchase price of $7,000,000. The Series D Preferred Stock has a conversion price of $0.50 and is convertible into an aggregate amount of 14,000,000 shares of common stock. The Series D Preferred stock does not pay annual dividends but each holder of Series D Preferred Stock shall have the right to such number of votes equal to the number of shares of common stock that the Series D Preferred Stock shall be converted into, subject to the beneficial ownership limitation described below.

In connection with the Agreement, Vicis received a series D warrant to purchase 28,000,000 shares of common stock of the Company (“Series D Warrants”). The Series D Warrants is exercisable for a period of seven years from the date of issuance at an initial exercise price of $0.75. Vicis may exercise the Series D Warrants on a cashless basis if the shares of common stock underlying the Series D Warrants are not then registered pursuant to an effective registration statement. In the event Vicis exercises the Series D Warrants on a cashless basis, then we will not receive any proceeds.

The conversion price of the Series D Preferred Stock and the exercise price of the Series D Warrants are subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

In addition, the Company, Vicis and Dynamic Decisions Strategic Opportunities (“Dynamic Decisions”) have entered into Amendment No. 1 to its amended and restated registration rights agreement (“Amended Registration Rights Agreement”) pursuant to which if at any time after the date of the Amended Registration Rights Agreement the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each holder a written notice of such determination and, if within fifteen days after the date of such notice, any such holder shall so request in writing, the Company shall include in such registration statement, all or any part of such Registrable Securities (as defined in Amended Registration Rights Agreement) such holders request to be registered.

Vicis has contractually agreed to restrict their ability to convert the Series D Preferred Stock and exercise the Series D Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

At any time before the one year anniversary of the date the Company initially issues the shares of Series D Preferred Stock, the Company may, upon written notice, redeem the outstanding shares of Series D Preferred Stock in cash at a price equal to 110% of Stated Value (as such term is defined in the Certificate of Designations).

Midtown Partners & Co., LLC, which served as the Company’s placement agent in connection with the Purchase Agreement (“Midtown”), received aggregate placement agent fees of approximately $350,000, as well as the following common stock purchase warrants: (a) a series BD-10 warrant entitling Midtown Partners to purchase 700,000 shares of the Company's common stock at an exercise price of fifty cents ($0.50) per share, and (b) a series BD-11 warrant entitling Midtown Partners to purchase 1,400,000 shares of the Company's common stock at an exercise price of seventy-five cents ($0.75) per share. The Series BD-10 and BD-11 warrants have a term of five years from the date of issuance. Midtown Partners & Co., LLC is a FINRA registered broker-dealer. Pursuant to the terms of a Registration Rights Agreement by and between the Company and Midtown, pursuant to which if at any time after the date of the Registration Rights Agreement the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each holder a written notice of such determination and, if within fifteen days after the date of such notice, any such holder shall so request in writing, the Company shall include in such registration statement, all or any part of such Registrable Securities (as defined in Registration Rights Agreement) such holders request to be registered.

The securities were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder.   The Investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation for the Series D Convertible Preferred Stock
4.1	Form of Series D Common Stock Purchase Warrant
4.2	Form of Series BD Common Stock Purchase Warrant
99.1	Securities Purchase Agreement, dated October 18, 2007, by and between OmniReliant Holdings, Inc. and Vicis Capital Master Fund
99.2
First Amendment to the Amended and Restated Registration Rights Agreement, dated April 30, 2008, by and among OmniReliant Holdings, Inc., Vicis Capital Master Fund and Dynamic Decisions Strategic Opportunities

99.3	Registration Rights Agreement, dated April 30, 2008, between OmniReliant Holdings, Inc. and Midtown Partners & Co., LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OmniReliant Holdings, Inc.

Dated: May 6, 2008	By: /s/ Paul Morrison
Name: Paul Morrison
Title: Chief Executive Officer